EQ ADVISORS TRUSTSM

SUPPLEMENT DATED NOVEMBER 9, 2015 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information of EQ Advisors Trust (“Trust”) dated May 1, 2015, as supplemented. You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference. You may obtain an additional copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the EQ/Invesco Comstock Portfolio (“Portfolio”).

Information Regarding

EQ/Invesco Comstock Portfolio

Effective immediately, Matthew Seinsheimer no longer serves as a member of the team that is jointly and primarily responsible for the management of the Portfolio.

References to Matthew Seinsheimer contained in the sections of the Prospectus entitled “EQ/Invesco Comstock Portfolio – Class IA, IB and K Shares - Who Manages the Portfolio – Sub-Adviser: Invesco Advisers, Inc. – Portfolio Managers” and “Management of the Trust – The Sub-Advisers – Invesco Advisers Inc.” hereby are deleted in their entirety.

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References to Matthew Seinsheimer contained in the section of the Statement of Additional Information entitled “Appendix C – Portfolio Manager Information” with respect to the Portfolio hereby are deleted in their entirety.